Draft 3/10/05

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 9, 2005

WESCO FINANCIAL CORPORATION

(Exact name of Registrant as Specified in its Charter)

DELAWARE	1-4720	95-2109453

(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer) Identification No.)

301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901

(Address of Principal Executives Offices)
(Zip Code)

626/585-6700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On March 9, 2005, Robert H. Bird, who is 73 and in process of retiring, announced to Registrant’s Board of Directors that he would not stand for reelection to Registrant’s Board at its annual meeting of shareholders expected to be held on May 4, 2005, or continue to serve as President of Registrant thereafter.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO FINANCIAL CORPORATION.

March 14, 2005	/s/ Jeffrey L. Jacobson
Date	By: Jeffrey L. Jacobson
Vice President and Chief Financial Officer

EXHIBIT INDEX

None

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